                               ---------------------------------
                                       A REPORT CONCERNING
                               ---------------------------------

--------------------------------------------------------------------------------
            Changes in
--------------------------------------------------------------------------------
            Portfolio Management
--------------------------------------------------------------------------------

                                        IN VENTURE ANNUITY,

                                        VENTURE VISION ANNUITY AND

                                        VENTURE VARIABLE LIFE INSURANCE






ISSUER AND ADMINISTRATOR OF VENTURE ANNUITIES AND VENTURE LIFE
North American Security Life Insurance Company

           ------------------------------------------------------
                 NASL FINANCIAL SERVICES -- OCTOBER 1, 1996
           ------------------------------------------------------


NASL FINANCIAL SERVICES AND MANULIFE FINANCIAL HAVE ANNOUNCED SEVERAL CHANGES TO THE PORTFOLIO SUBADVISERS IN VENTURE ANNUITIES AND VENTURE LIFE. NASL FINANCIAL SERVICES IS THE PRINCIPAL UNDERWRITER OF VENTURE ANNUITIES AND VENTURE LIFE. EFFECTIVE OCTOBER 1, 1996 -- PENDING SHAREHOLDER/CONTRACTHOLDER RATIFICATION -- THE CHANGES ARE AS FOLLOWS:

MORGAN STANLEY ASSET MANAGEMENT INC. replaces Oechsle International Advisors, L.P. as subadviser of the Venture Annuities and Venture Life GLOBAL EQUITY portfolios. The Global Equity portfolios will be managed in a style similar to that of the Morgan Stanley Institutional Fund Global Equity Portfolio. (Oechsle International Advisors will continue to manage the Venture Annuities and Venture Life Global Government Bond portfolios.)

T. ROWE PRICE ASSOCIATES, INC. replaces Goldman Sachs Asset Management as subadviser of the Venture Annuities and Venture Life VALUE EQUITY portfolios. The portfolio will be managed in a style similar to that of the T. Rowe
Price Equity Income Fund.

T. ROWE PRICE ASSOCIATES, INC. replaces Roger Engemann Management Co., Inc. as subadviser of the Venture Annuities and Venture Life Pasadena Growth portfolios. The new portfolios are called BLUE CHIP GROWTH and will be managed in a style similar to that of the T. Rowe Price Blue Chip Growth Fund.

MANUFACTURERS ADVISER CORPORATION replaces Wellington Management Company as subadviser of the Venture Annuities and Venture Life MONEY MARKET portfolios. (Wellington Management Company will continue to manage the Growth and Income and Investment Quality Bond portfolios.)







--------------------------------------------------------------------------------
Annuities and variable life insurance are not deposits or obligations of, or guaranteed by, any bank or financial institution.
These products are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

                 ---------------------------------------------
                              THE NEW SUBADVISERS
                 ---------------------------------------------

FOLLOWING IS A SUMMARY AND BRIEF DESCRIPTION OF THE NEW SUBADVISERS IN VENTURE ANNUITIES AND VENTURE LIFE.

--------------------------------------------------------------------------------
MORGAN STANLEY ASSET MANAGEMENT INC.

[CHART]

Growth Value International/Global
------ ----- --------------------

               Global Equity      Large Cap
                                  ---------

                                  Mid Cap
                                  -------

                                  Small Cap
                                  ---------

          Founded in 1935, Morgan Stanley Group, Inc. is one of the world's leading financial institutions with a network of over 9,700 employees in 27 principal offices worldwide. Morgan Stanley Asset Management Inc. (MSAM), a wholly-owned subsidiary of Morgan Stanley Group, is recognized worldwide for its expertise in managing assets of governments, corporations and high net worth individuals. Between MSAM and Miller Anderson & Sherrerd, Morgan Stanley employs 169 senior investment professionals (data current as of 6/30/96) and has over $100 billion under management and fiduciary advice.

Morgan Stanley Asset Management Inc. employs a disciplined, quantitative and fundamental value approach to investing in both U.S. and foreign companies. The London-based team will manage the Venture GLOBAL EQUITY portfolios in a style similar to that of the Morgan Stanley Institutional Fund Global Equity Portfolio. Of course, foreign investments involve risks and opportunities that are different from domestic investments, including currency fluctuation and differences in tax reporting.

--------------------------------------------------------------------------------
T. ROWE PRICE ASSOCIATES, INC.

[CHART]

Growth         Value       International/Global
------         -----       --------------------

Blue Chip   Value Equity          Large Cap
Growth                            ---------

                                  Mid Cap
                                  -------

                                  Small Cap
                                  ---------

Founded in 1937, T. Rowe Price Associates and its affiliates have over $85 billion in assets under management in more than four million individual and institutional investor accounts including pension, profit sharing and other employee benefit plans, endowments and foundations. The company employs a team of 114 highly regarded investment professionals.

The Venture BLUE CHIP GROWTH portfolios will invest in large- and medium-sized companies expected to maintain or enhance leading market positions in growing industries. These portfolios will be managed in a style similar to that of the
T. Rowe Price Blue Chip Growth Fund. Emphasis will also be placed upon seasoned management teams and strong financial fundamentals.

The Venture VALUE EQUITY portfolios, which will be managed in a style similar to that of the T. Rowe Price Equity Income Fund, will be managed to follow
T. Rowe Price's large cap value strategy: value-oriented investments in companies selling below historical valuation levels as determined by dividend yield analysis.

--------------------------------------------------------------------------------

MANUFACTURERS ADVISER CORPORATION

Manufacturers Adviser Corporation is the investment adviser subsidiary of The Manufacturers Life Insurance Company (Manulife Financial). Manulife Financial, with its related companies, manages over $55 billion of assets worldwide. Founded in 1887, Manulife Financial and its subsidiaries represent one of the largest insurance companies in North America and among the 60 largest life insurers in the world (as measured by assets).

The Venture Annuities and Venture Life MONEY MARKET portfolios will continue to be invested in high quality money market instruments with maturities of 13 months or less.

         ------------------------------------------------------------
                         WHY WE HAVE MADE THESE CHANGES
         ------------------------------------------------------------

The subadviser selection process employed by NASL Financial Services is a combination of quantitative and qualitative criteria focused solely on finding managers that can potentially deliver real value on a highly consistent basis. This analysis led to changes in subadvisers that reflect NASL Financial Services' commitment to provide investors with:

    - publicly recognized names in portfolio management with distinct expertise and leadership in a particular asset and style class,

    -   portfolios that can be stand-alone investments, and of great importance,

    - portfolios that have been selected to work in combination with other portfolios to pursue superior, risk-adjusted returns and broad diversification achieved through asset allocation.

NASL Financial Services continuously monitors each portfolio subadviser and measures performance by reviewing a variety of factors, including the degree to which:

    - risk-adjusted returns are consistently superior to its peer group and relevant index,

    -   investment philosophy and discipline are applied consistently,

    - there exists a continuity of professional talent and ongoing business operations, and

    - performance excels in good markets and provides downside protection in difficult markets.

NASL Financial Services takes its responsibility to shareholders and contractholders very seriously. As always, you can expect due diligence and ongoing evaluation of each portfolio subadviser to ensure that your assets are benefitting from among the best professional investment management expertise in the business.

         ------------------------------------------------------------
                             WORLD-CLASS INVESTMENT
                                   MANAGEMENT
         ------------------------------------------------------------

-   J.P. MORGAN INVESTMENT MANAGEMENT INC.

-   MANUFACTURER'S ADVISER CORPORATION

-   SALOMON BROTHERS ASSET MANAGEMENT INC.

-   WELLINGTON MANAGEMENT COMPANY, LLP

-   MORGAN STANLEY ASSET MANAGEMENT INC.

-   T. ROWE PRICE ASSOCIATES INC.

-   FOUNDERS ASSET MANAGEMENT, INC.

-   FIDELITY MANAGEMENT TRUST COMPANY

-   FRED ALGER MANAGEMENT, INC.

-   OECHSLE INTERNATIONAL ADVISORS, L.P.

For more information, call your financial adviser.





ISSUER AND ADMINISTRATOR OF
VENTURE ANNUITIES AND VENTURE LIFE
North American Security Life Insurance Company
116 Huntington Avenue
Boston, MA 02116-5743
Venture Annuities                                               800-344-1029
Venture Life                                                    800-600-3814


                 [CHART] FINANCIAL RATINGS OF NORTH AMERICAN
                     SECURITY LIFE INSURANCE COMPANY (NASL)
                            AND MANULIFE FINANCIAL


       S&P          AA+    Excellent in claims paying ability
                           (2nd category of 18)

    A.M. Best       A++    Superior in financial strength
                           (1st category of 15)

 Duff and Phelps    AAA    Highest in claims paying ability
                           (1st category of 18)


Manulife Financial is also rated--
    MOODY'S     Aa3     Excellent in financial strength
                        (4th category of 19)

These financial ratings apply only to NASL and Manulife Fianncial and not to the portfolios themselves or their investment performance.





This material is authorized for use with prospective investors only when preceded or accompanied by a current Venture Annuity, Venture Vision or Venture Life prospectus containing more complete information, including all charges, expenses, risk factors and limitations. Investors should read the prospectuses carefully before investing.

Pursuant to a Guarantee Agreement, Manulife Financial, the ultimate parent of NASL, unconditionally guarantees to NASL on behalf of and for the benefit of NASL and owners of contracts issued by NASL that it will, on demand, make funds available to NASL for the timely payment of contractual claims under contracts issued by NASL after June 27, 1984. This Guarantee may be terminated by Manulife Financial on notice to NASL. Termination will not affect Manulife Financial's continuing liability with respect to all contracts issued prior to the termination of the Guarantee.

As of 10/1/96, Venture Annuity is available in all states except ME, NH, RI and VT. Venture Vision is available in all states except ME, NH, NY, RI and VT. Venture Life is available in all states except ME, NH, NY, NC, RI, PR and VT. Annuities are long-term investments designed for retirement purposes while variable life insurance is designed for estate planning purposes. Withdrawals may be subject to income tax and surrender charges and, if made prior to age
59 1/2, a 10% IRS tax penalty. Venture product features may vary, subject to state regulation. Wood Logan Associates, Inc. provides sales and marketing support. Past performance is not a guarantee of future results.

                                    --------------------------
                                        A REPORT CONCERNING
                                    --------------------------

--------------------------------------------------------------------------------
            Changes in
--------------------------------------------------------------------------------
            Portfolio Management
--------------------------------------------------------------------------------

                                        IN VENTURE ANNUITY












ISSUER AND ADMINISTRATOR OF VENTURE ANNUITIES
First North American Life Assurance Company, Rye, NY

             ----------------------------------------------------
                   NASL FINANCIAL SERVICES - OCTOBER 1, 1996
             ----------------------------------------------------


NASL FINANCIAL SERVICES HAS ANNOUNCED SEVERAL CHANGES TO THE PORTFOLIO SUBADVISERS IN VENTURE ANNUITY. NASL FINANCIAL SERVICES IS THE PRINCIPAL UNDERWRITER OF VENTURE ANNUITY. EFFECTIVE OCTOBER 1, 1996 -- PENDING SHAREHOLDER/CONTRACTHOLDER RATIFICATION -- THE CHANGES ARE AS FOLLOWS:

MORGAN STANLEY ASSET MANAGEMENT INC. replaces Oechsle International Advisors, L.P. as subadviser of the Venture Annuity GLOBAL EQUITY portfolio. The Global Equity portfolios will be managed in a style similar to that of the Morgan Stanley Institutional Fund Global Equity Portfolio. (Oechsle International Advisors will continue to manage the Venture Annuity Global Government Bond portfolio.)

T. ROWE PRICE ASSOCIATES, INC. replaces Goldman Sachs Asset Management as subadviser of the Venture Annuity VALUE EQUITY portfolio. The portfolios will be managed in a style similar to that of the T. Rowe Price Equity Income Fund.

T. ROWE PRICE ASSOCIATES, INC. replaces Roger Engemann Management Co., Inc. as subadviser of the Venture Annuity Pasadena Growth portfolio. The new portfolio is called BLUE CHIP GROWTH and will be managed in a style similar to that of the T. Rowe Price Blue Chip Growth Fund.

MANUFACTURERS ADVISER CORPORATION replaces Wellington Management Company as subadviser of the Venture Annuity MONEY MARKET portfolio. (Wellington Management Company will continue to manage the Growth and Income and Investment Quality Bond portfolios.)







--------------------------------------------------------------------------------
Annuities are not deposits or obligations of, or guaranteed by, any bank or financial institution.
Annuities are not insured by the FDIC or any other agency
and are subject to investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

         ------------------------------------------------------------
                              THE NEW SUBADVISERS
         ------------------------------------------------------------

FOLLOWING IS A SUMMARY AND BRIEF DESCRIPTION OF THE NEW SUBADVISERS IN VENTURE ANNUITY.

--------------------------------------------------------------------------------
MORGAN STANLEY ASSET MANAGEMENT INC.

[CHART]

Growth Value International/Global
------ ----- --------------------

               Global Equity      Large Cap
                                  ---------

                                  Mid Cap
                                  -------

                                  Small Cap
                                  ---------


Founded in 1935, Morgan Stanley Group, Inc. is one of the world's leading financial institutions with a network of over 9,700 employees in 27 principal offices worldwide. Morgan Stanley Asset Management Inc. (MSAM), a wholly-owned subsidiary of Morgan Stanley Group, is recognized worldwide for its expertise in managing assets of governments, corporations and high net worth individuals. Between MSAM and Miller Anderson & Sherrerd, Morgan Stanley employs 169 senior investment professionals (data current as of 6/30/96) and has over $100 billion under management and fiduciary advice.

Morgan Stanley Asset Management Inc. employs a disciplined, quantitative and fundamental value approach to investing in both U.S. and foreign companies. The London-based team will manage the Venture Annuity GLOBAL EQUITY portfolio in a style similar to that of the Morgan Stanley Institutional Fund Global Equity Portfolio. Of course, foreign investments involve risks and opportunities that are different from domestic investments, including currency fluctuation and differences in tax reporting.

--------------------------------------------------------------------------------
T. ROWE PRICE ASSOCIATES, INC.

[CHART]

Growth         Value       International/Global
------         -----       --------------------

Blue Chip   Value Equity          Large Cap
Growth                            ---------

                                  Mid Cap
                                  -------

                                  Small Cap
                                  ---------

Founded in 1937, T. Rowe Price Associates and its affiliates have over $85 billion in assets under management in more than four million individual and institutional investor accounts including pension, profit sharing and other employee benefit plans, endowments and foundations. The company employs a team of 114 highly regarded investment professionals.

The Venture BLUE CHIP GROWTH portfolio will invest in large- and medium-sized companies expected to maintain or enhance leading market positions in growing industries. These portfolios will be managed in a style similar to that of the
T. Rowe Price Blue Chip Growth Fund. Emphasis will also be placed upon seasoned management teams and strong financial fundamentals.

The Venture VALUE EQUITY portfolio, which will be managed in a style similar to that of the T. Rowe Price Equity Income Fund, will be managed to follow
T. Rowe Price's large cap value strategy: value-oriented investments in companies selling below historical valuation levels as determined by dividend yield analysis.

--------------------------------------------------------------------------------

MANUFACTURERS ADVISER CORPORATION

Manufacturers Adviser Corporation is the investment adviser subsidiary of The Manufacturers Life Insurance Company (Manulife Financial). Manulife Financial, with its related companies, manages over $55 billion of assets worldwide. Founded in 1887, Manulife Financial and its subsidiaries represent one of the largest insurance companies in North America and among the 60 largest life insurers in the world (as measured by assets).

The Venture Annuity MONEY MARKET portfolio will continue to be invested in high quality money market instruments with maturities of 13 months or less.

         ------------------------------------------------------------
                         WHY WE HAVE MADE THESE CHANGES
         ------------------------------------------------------------

The subadviser selection process employed by NASL Financial Services is a combination of quantitative and qualitative criteria focused solely on finding managers that can potentially deliver real value on a highly consistent basis. This analysis led to changes in subadvisers that reflect NASL Financial Services' commitment to provide investors with:

    - publicly recognized names in portfolio management with distinct expertise and leadership in a particular asset and style class,

    -   portfolios that can be stand-alone investments, and of great importance,

    - portfolios that have been selected to work in combination with other portfolios to pursue superior, risk-adjusted returns and broad diversification achieved through asset allocation.

NASL Financial Services continuously monitors each portfolio subadviser and measures performance by reviewing a variety of factors, including the degree to which:

    - risk-adjusted returns are consistently superior to its peer group and relevant index,

    -   investment philosophy and discipline are applied consistently,

    - there exists a continuity of professional talent and ongoing business operations, and

    - performance excels in good markets and provides downside protection in difficult markets.

NASL Financial Services takes its responsibility to shareholders and contractholders very seriously. As always, you can expect due diligence and ongoing evaluation of each portfolio subadviser to ensure that your assets are benefitting from among the best professional investment management expertise in the business.

         ------------------------------------------------------------
                             WORLD-CLASS INVESTMENT
                                   MANAGEMENT
         ------------------------------------------------------------

-   J.P. MORGAN INVESTMENT MANAGEMENT INC.

-   MANUFACTURERS ADVISER CORPORATION

-   SALOMON BROTHERS ASSET MANAGEMENT INC.

-   WELLINGTON MANAGEMENT COMPANY, LLP

-   MORGAN STANLEY ASSET MANAGEMENT INC.

-   T. ROWE PRICE ASSOCIATES INC.

-   FOUNDERS ASSET MANAGEMENT, INC.

-   FIDELITY MANAGEMENT TRUST COMPANY

-   FRED ALGER MANAGEMENT, INC.

-   OECHSLE INTERNATIONAL ADVISORS, L.P.


For more information, call your financial adviser.





ISSUER AND ADMINISTRATOR OF
VENTURE ANNUITY
First North American Life Assurance Company
555 Theodore Fremd Avenue/Suite C-209
Rye, NY 10580
Venture Annuity                                         800-551-2078




              [CHART] FINANCIAL RATINGS OF FIRST NORTH AMERICAN
                             LIFE ASSURANCE COMPANY


           S&P              AA+

        A.M. Best           A++

      Duff & Phelps         AAA

These financial ratings apply only to Venture Annuity and not to the portfolios themselves or their investment performance.





This material is authorized for use with prospective investors only when preceded or accompanied by a current Venture Annuity prospectus containing more complete information, including all charges, expenses, risk factors and limitations. Investors should read the prospectuses carefully before investing.

Venture Annuity is issued and administered by First North American Life Assurance Company. Annuities are long-term investments designed for retirement purposes. Withdrawals may be subject to income tax and surrender charges and, if made prior to age 59 1/2, a 10% IRS tax penalty. Venture is sold by prospectus only and is not FDIC-insured. Past performance is not a guarantee of future results.